                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                              --------------------


                                    FORM 8-K
                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: November 15, 1999
                                        -----------------

                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)

            Virginia                       0-25762               54-1719855
-------------------------------          ------------        -------------------
(State or other jurisdiction of          (Commission            (IRS Employer
         incorporation)                  File Number)        Identification No.)

11013 West Broad Street Road, Glen Allen, Virginia                 23060
--------------------------------------------------               ----------
  (Address of principal executive offices)                       (Zip Code)

              (Registrant's telephone number, including area code):
                                 (804) 967-1000

         (Former name or former address, if changed since last report):
                                 Not Applicable

ITEM 5.       OTHER EVENTS

              The October 1999 monthly Certificateholder's Statements to investors were distributed November 15, 1999.

ITEM 7 (c).   EXHIBITS

              The following are filed as exhibits to this Report under Exhibit
              20:

              1.  October Performance Summary

              2. Series 1995-1 Class A and Class B Certificateholder's Statements for the month of October 1999.

              3. Series 1995-3 Class A and Class B Certificateholder's Statements for the month of October 1999.

              4. Series 1996-1 Class A and Class B Certificateholder's Statements for the month of October 1999.

              5. Series 1996-2 Class A and Class B Certificateholder's Statements for the month of October 1999.

              6. Series 1996-3 Class A and Class B Certificateholder's Statements for the month of October 1999.

              7. Series 1997-1 Class A and Class B Certificateholder's Statements for the month of October 1999.

              8. Series 1997-2 Class A and Class B Certificateholder's Statements for the month of October 1999.

              9. Series 1998-1 Class A and Class B Certificateholder's Statements for the month of October 1999.

              10. Series 1998-3 Class A and Class B Certificateholder's
                  Statements for the month of October 1999.

              11. Series 1998-4 Class A and Class B Certificateholder's
                  Statements for the month of October 1999.

              12. Series 1999-1 Class A and Class B Certificateholder's
                  Statements for the month of October 1999

              13. Series 1999-2 Class A and Class B Certificateholder's
                  Statements for the month of October 1999

              14. Series 1999-3 Class A and Class B Certificateholder's
                  Statements for the month of October 1999

              15. Trust Excess Spread Analysis

                                    SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned there-unto duly authorized.

                                      CAPITAL ONE MASTER TRUST

                                      By: CAPITAL ONE BANK
                                          Servicer

                                      By: /s/ David M. Willey
                                          --------------------------------------
                                          David M. Willey
                                          Senior Vice President and Treasurer

Date: November 15, 1999

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                              -------------------



                                    EXHIBITS

                                       TO

                                    FORM 8-K




                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)

                                INDEX TO EXHIBITS

                                                                                                        SEQUENTIALLY
EXHIBIT                                                                                                 NUMBERED
NUMBER                        EXHIBITS                                                                  PAGE
------                        --------                                                                  ------------
      1                       September Performance Summary                                                  07

      2                       Series 1995-1 Class A and Class B Certificate-
                              holder's Statements for the month of October 1999                              09

      3                       Series 1995-3 Class A and Class B Certificate-
                              holder's Statements for the month of October 1999                              11

      4                       Series 1996-1 Class A and Class B Certificate-
                              holder's Statements for the month of October 1999                              13

      5                       Series 1996-2 Class A and Class B Certificate-
                              holder's Statements for the month of October 1999                              15

      6                       Series 1996-3 Class A and Class B Certificate-
                              holder's Statements for the month of October 1999                              17

      7                       Series 1997-1 Class A and Class B Certificate-
                              holder's Statements for the month of October 1999                              19

      8                       Series 1997-2 Class A and Class B Certificate-
                              holder's Statements for the month of October 1999                              21

      9                       Series 1998-1 Class A and Class B Certificate-
                              holder's Statements for the month of October 1999                              24

      10                      Series 1998-3 Class A and Class B Certificate-
                              holder's Statements for the month of October 1999                              27

      11                      Series 1998-4 Class A and Class B Certificate-
                              holder's Statements for the month of October 1999                              30

      12                      Series 1999-1 Class A and Class B Certificate-
                              holder's Statements for the month of October 1999                              32

      13                      Series 1999-2 Class A and Class B Certificate-
                              holder's Statements for the month of October 1999                              34

      14                      Series 1999-3 Class A and Class B Certificate-

                              holder's Statements for the month of October 1999                              36

      15                      Trust Excess Spread Analysis                                                   38